UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2011

1st Source Corporation
(Exact name of registrant as specified in its charter)

Indiana	0-6233	35-1068133
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 North Michigan Street, South Bend, Indiana 46601
(Address of principal executive offices) (Zip Code)

574-235-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07                      Submission of Matters to a Vote of Security Holders

On April 26, 2011, we reported the following voting results for Proposal 3 as voted on at the annual shareholders meeting held April 21, 2011:

Advisory Approval on Frequency of Future Advisory Votes on Executive Compensation

Section 951 of the Dodd-Frank Act requires the Company to seek a non-binding advisory shareholder vote to permit shareholders to express their views on how often shareholders will vote on the Company’s executive compensation.  Under the Dodd-Frank Act, this vote can take place every one, two or three years.

Every Three Years	Every Two Years	Every One Year	Votes Abstain	Broker Non-Votes
14,524,255	191,546	5,863,336	72,221	1,158

On April 27, 2011, an amended final tabulation report for the annual meeting of shareholders was received correcting the vote totals originally reported. The corrected vote totals are as follows:

Every Three Years	Every Two Years	Every One Year	Votes Abstain	Broker Non-Votes
14,551,055	191,546	5,836,539	73,376	0

The amended final tabulation report did not change the outcome of Proposal 3 nor did it materially change the voting results for Proposals 1, 2, 4, 5, 6 or 7.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st SOURCE CORPORATION
(Registrant)

Date: April 28, 2011	/s/LARRY E. LENTYCH
Larry E. Lentych
Treasurer and Chief Financial Officer
Principal Accounting Officer